                                                                                                     Exhibit 99.1

                                             Joint Filer Information

Date of Event Requiring Statement:                   August 5, 2009

Issuer Name and Ticker or Trading Symbol:            Avago Technologies Limited (AVGO)

Designated Filer:                                    KKR Millennium GP LLC

Other Joint Filers:                                  Avago Investment Partners, Limited Partnership
                                                     Avago Investment G.P., Limited

Addresses:                                           The principal business address of KKR Millennium GP LLC
                                                     is c/o Kohlberg Kravis Roberts & Co., 9 West 57th Street,
                                                     New York, NY 10019, U.S.

                                                     The principal business address of Avago Investment Partners,
                                                     Limited Partnership is 2800 Sand Hill Road, Suite 200
                                                     Menlo Park, CA 94025

                                                     The principal business address of Avago Investment G.P.,
                                                     Limited is c/o Walkers SPV Limited PO Box 908GT
                                                     George Town, Grand Cayman
                                                     Cayman Islands

Signatures:

         KKR Millennium GP LLC

         By: /s/ William J. Janetschek
             -----------------------------------------------
             Name: William J. Janetschek
             Title: Director

         Avago Investment Partners, Limited Partnership
         By: Avago Investment G.P., Limited, its General Partner

         By: /s/ Karen King
             -----------------------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Officer

         By: /s/ William J. Janetschek
             -----------------------------------------------
             William J. Janetschek, as attorney-in-fact for
             Adam H. Clammer, Officer

         Avago Investment G.P., Limited

         By: /s/ Karen King
             -----------------------------------------------
             Karen King, as attorney-in-fact for
             Kenneth Y. Hao, Officer

         By: /s/ William J. Janetschek
             -----------------------------------------------
             William J. Janetschek, as attorney-in-fact for
             Adam H. Clammer, Officer